Exhibit 99.3
AVERY DENNISON CORPORATION
SECOND AMENDMENT TO FIRST AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
          This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of January 23, 2009 and entered into by and among AVERY DENNISON CORPORATION, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Banks” and individually, each a “Bank”) and CITICORP USA, INC., as administrative agent for the Banks (the “Administrative Agent”), and is made with reference to that certain First Amended and Restated Revolving Credit Agreement dated as of August 10, 2007, by and among the Borrower, the Banks, the Administrative Agent and Bank of America, N.A., as Syndication Agent, as amended by the First Amendment to First Amended and Restated Revolving Credit Agreement dated as of June 27, 2008 (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS:
          WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement to (i) adjust the pricing structure, (ii) adjust the financial covenants and (iii) make certain other amendments as set forth below;
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
          1.1 Amendments to Section 1: Definitions and Accounting Terms
          A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:
     ““Second Amendment Effective Date” means January 23, 2009.”
     ““Rating Level VI” has the meaning assigned to that term in Section 1.08.”
     ““Restructuring Charges” means, as described in the amendment request by the Borrower, dated January 2009, delivered to Banks by the Administrative Agent on January 9, 2009, cash and non-cash restructuring charges of the Borrower and the Consolidated Subsidiaries for the fiscal quarter ending December 27, 2008 through the fiscal year ending January 2, 2010 in an aggregate amount not to exceed $155,000,000.”

          B. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Applicable Margin”, “Consolidated Earnings Before Interest and Taxes” and “Consolidated EBITDA” therefrom in their entirety and substituting the following therefor:
     ““Applicable Margin” means, from time to time from and after the Restatement Date but prior to the Second Amendment Effective Date, for the designated Rating Level, Utilization Ratio applicable to such date of determination and Type of Loan, the following interest rates per annum:

	Applicable Margin when		Applicable Margin when
	Utilization Ratio is equal to		Utilization Ratio is greater
	or less than 0.50:1.00		than 0.50:1.00
	TYPE OF LOAN		TYPE OF LOAN
	Base Rate	Eurocurrency	Base Rate	Eurocurrency
	Loan	Rate Loan	Loan	Rate Loan
Rating Level I	0%	0.135%	0.050%	0.185%
Rating Level II	0%	0.150%	0.050%	0.200%
Rating Level III	0%	0.190%	0.050%	0.240%
Rating Level IV	0%	0.270%	0.100%	0.370%
Rating Level V	0%	0.500%	0.125%	0.625%
; provided that the Applicable Margin on and after the Second Amendment Effective Date shall be the following applicable interest rates per annum, based upon the Rating Level and Type of Loan, set forth below;

	TYPE OF LOAN
	Base Rate	Eurocurrency
	Loan	Rate Loan
Rating Level I	0.800%	1.800%
Rating Level II	1.050%	2.050%
Rating Level III	1.250%	2.250%

	TYPE OF LOAN
	Base Rate	Eurocurrency
	Loan	Rate Loan
Rating Level IV	1.650%	2.650%
Rating Level V	2.000%	3.000%
Rating Level VI	2.500%	3.500%
For purposes of this definition, “Utilization Ratio” means, as of any date of determination, the ratio of (1) the aggregate outstanding principal amount of all Loans as of such date to (2) the Commitments in effect as of such date (whether used or unused) of all Banks. The Applicable Margin shall be adjusted daily to reflect changes in the Rating Level (and, if applicable, the Utilization Ratio) applicable to the Borrower; provided, however, in the event of a change in the Borrower’s Rating Level, the Applicable Margin with respect to outstanding Eurocurrency Rate Loans will continue to be in effect until the end of the then existing Interest Period. The then existing Applicable Margins shall thereupon be effective as to any new or continued Eurocurrency Rate Loans.
     ““Consolidated Earnings Before Interest and Taxes” means, as of any date of determination, the earnings of the Borrower and the Consolidated Subsidiaries for the twelve month fiscal period most recently ended on or prior to such date before deducting interest expense and taxes on or measured by income charged against earnings for such period plus, without duplication, to the extent deducted in the determination of such earnings, Restructuring Charges and non-cash expenses of the Borrower and the Consolidated Subsidiaries, which do not represent usage of cash in such period or any future period.”
     ““Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication, to the extent deducted in the determination of such Consolidated Net Income, (a) Consolidated Interest for such period, (b) the provision for income taxes for such period, (c) depreciation and amortization expense for such period, (d) Restructuring Charges and (e) non-cash expenses of Borrower and the Consolidated Subsidiaries reducing such Consolidated Net Income, which do not represent usage of cash in such period or any future period.”
          C. Section 1.08 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
     “1.08 Pricing Levels. For purposes of this Agreement, the following terms have the following meanings, subject to the concluding paragraph of this Section 1.08:
          “Rating Level I” means a period during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) A+ by S&P, or (ii) A1 by Moody’s; provided that on or after the Second Amendment Effective Date, this term means a period during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) A- by S&P, or (ii) A3 by Moody’s.

          “Rating Level II” means a period (other than a Rating Level I) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) A by S&P, or (ii) A2 by Moody’s; provided that on or after the Second Amendment Effective Date, this term means a period (other than a Rating Level I) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) BBB+ by S&P, or (ii) Baa1 by Moody’s.
          “Rating Level III” means a period (other than a Rating Level I or a Rating Level II) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) A- by S&P, or (ii) A3 by Moody’s; provided that on or after the Second Amendment Effective Date, this term means a period (other than a Rating Level I or a Rating Level II) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) BBB by S&P, or (ii) Baa2 by Moody’s.
          “Rating Level IV” means a period (other than a Rating Level I, a Rating Level II or a Rating Level III) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) BBB+ by S&P, or (ii) Baa1 by Moody’s; provided that on or after the Second Amendment Effective Date, this term means a period (other than a Rating Level I, a Rating Level II or a Rating Level III) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) BBB- by S&P, or (ii) Baa3 by Moody’s.
          “Rating Level V” means any period which is not a Rating Level I, a Rating Level II, a Rating Level III, or a Rating Level IV; provided that on or after the Second Amendment Effective Date, this term means a period (other than a Rating Level I, a Rating Level II, a Rating Level III or a Rating Level IV) during which the long-term senior unsecured debt rating of the Borrower is equal to or better than (i) BB+ by S&P, or (ii) Ba1 by Moody’s.
          “Rating Level VI” means any period which is not a Rating Level I, a Rating Level II, a Rating Level II, a Rating Level IV or a Rating Level V.
          The credit ratings to be used for purposes of this Section 1.08 are those assigned to the long-term senior unsecured debt of the Borrower without third-party credit enhancement. Any rating assigned to any other debt of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.
     If the Borrower is split-rated and the ratings differential is one level, the higher of the two ratings will apply (e.g., prior to the Second Amendment Effective Date, A+/A2 results in a Rating Level I and BBB+/A3 results in a Rating Level III). If the Borrower is split-rated and the ratings differential is more than one level, the rating one level below the higher of the two ratings shall be used (e.g., prior to the Second Amendment Effective Date, A+/A3 results in a Rating Level II). If, however, at any date the Borrower’s long-term senior unsecured debt is not rated by both S&P and Moody’s, then a Rating Level V shall apply; provided that at any date on or after the Second Amendment Effective Date, if the Borrower’s long-term senior unsecured debt is not rated by both S&P and Moody’s, then a Rating Level VI shall apply; provided further, however, in either case, if a rating by either Moody’s or S&P is unavailable because Moody’s or S&P has ceased to be in the business of providing ratings, or no longer provides ratings of companies similar to the Borrower, the rating level of the remaining rating agency shall apply.”
          1.2 Amendment to Section 2: Loans
          A. Section 2.08(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
     “(a) Facility Fee. The Borrower shall pay to the Administrative Agent, for the account of the Banks ratably in proportion to their Commitments, a facility fee on the daily average aggregate amount of the Commitments (including both the portion thereof that is used and the portion thereof that is unused), at the rate of: (i) prior to the Second Amendment Effective Date, (A) 0.040% per annum during each Rating Level I, (B) 0.050% per annum during each Rating Level II, (C) 0.060% per annum during each Rating Level III, (D) 0.080% per annum during each Rating Level IV, and (E) 0.125% per annum during each Rating Level V; and (ii) on or after the Second Amendment Effective Date, (A) 0.200% per annum during each Rating Level I or Rating Level II, (B) 0.250% per annum during each Rating Level III, (C) 0.350% per annum during each Rating Level IV, (D) 0.500% per annum during each Rating Level V or Rating Level VI. Such facility fee shall accrue, with respect to any Bank, from and including the Restatement Date to but excluding the Maturity Date of such Bank, payable quarterly in advance as of each April 1, July 1, October 1 and January 1 prior to the Maturity Date of such Bank, commencing October 1, 2007. The facility fee provided in this subsection shall be nonrefundable and shall accrue at all times after the Restatement Date, including at any time during which one or more conditions in Section 4 are not met.”
          1.3 Amendments to Section 7: Negative Covenants
          A. Section 7.02 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
     “7.02 Liens. Create, incur, assume or permit to exist any Lien upon any of its property or assets (other than Unrestricted Margin Stock) now owned or hereafter acquired if the aggregate obligations secured by all such Liens exceeds, or would exceed (giving effect to any proposed new Lien), for any date prior to April 1, 2011, an amount equal to 5% of Consolidated Net Worth, and, on or after April 3, 2011, an amount equal to 10% of Consolidated Net Worth, except, in both cases:
     (a) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings in accordance with Section 6.04;
     (b) Liens arising in connection with workers’ compensation, unemployment insurance or social security obligations;

     (c) mechanics’, workmen’s, materialmen’s, landlords’, carriers’, or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings;
     (d) minor Liens which do not in the aggregate materially detract from the value of its property or assets or materially impair their use in the operation of the business of the Borrower or the Subsidiary owning same;
     (e) Liens in existence on property at the time of its acquisition by the Borrower or its Subsidiary;
     (f) Liens under the Loan Documents; and
     (g) purchase money Liens in connection with nonrecourse tax sale and leaseback transactions.”
          B. Section 7.07 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
     “7.07 Financial Covenants.
     (a) Not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the correlative ratio indicated:

Period	Maximum Leverage Ratio
Second Amendment Effective Date — April 4, 2009	4.00:1.00
April 5, 2009 — October 3, 2009	4.25:1.00
October 4, 2009 — January 2, 2010	4.00:1.00
January 3, 2010 — April 3, 2010	3.75:1.00
April 4, 2010 and thereafter	3.50:1.00
     (b) Not permit the ratio of Consolidated Earnings Before Interest and Taxes to Consolidated Interest at any time during any of the periods set forth below to be less than the correlative ratio indicated:

Minimum Ratio of
Consolidated Earnings Before
Interest and Taxes to
Period	Consolidated Interest
Second Amendment Effective Date — April 4, 2009	2.50:1.00
April 5, 2009 — July 4, 2009	2.25:1.00
July 5, 2009 — October 3, 2009	2.10:1.00
October 4, 2009 — January 2, 2010	2.25:1.00
January 3, 2010 — April 3, 2010	2.60:1.00
April 4, 2010 — July 3, 2010	3.00:1.00
July 4, 2010 — October 2, 2010	3.25:1.00
October 3, 2010 and thereafter	3.50:1.00”
     1.02 Amendment to Exhibit C to Credit Agreement. Exhibit C to the Credit Agreement is hereby amended by deleting it in its entirety and substituting Exhibit C attached hereto therefor.
          SECTION 2. CONDITIONS TO EFFECTIVENESS
          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
          A. On or before the Second Amendment Effective Date, the Administrative Agent’s receipt of executed counterparts of this Amendment from Borrower and Majority Banks sufficient in number for distribution to the Administrative Agent, each Bank and the Borrower, which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, properly executed by a Designated Officer of the Borrower (in the case of Borrower) and in form and substance satisfactory to the Administrative Agent and each of the Banks.
          B. All fees and expenses payable to the Administrative Agent and Banks pursuant to the Credit Agreement, this Amendment or otherwise agreed to by the Borrower and the Administrative Agent that are due and payable on or prior to the Second Amendment Effective Date have been paid in full. The Borrower shall have paid to the Administrative Agent for distribution to each Bank executing this Amendment by no later than 5:00 p.m. New York time on January 23, 2009 an amendment fee equal to 0.25% of the aggregate amount of the Commitments (including both the portion thereof that is used and the portion thereof that is unused) of such Bank.

          SECTION 3. REPRESENTATIONS AND WARRANTIES
          In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Administrative Agent and the Banks that the following statements are true, correct and complete:
          A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to conduct its business, to own and lease its properties and to execute and deliver this Amendment and to perform all of its obligations under the Credit Agreement as amended by this Amendment (the “Amended Agreement”).
          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.
          C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) require any consent or approval not heretofore obtained of any stockholder, security holder or creditor; (ii) violate or conflict with any provision of the Borrower’s charter, certificate, articles of incorporation or bylaws, or amendments thereof; (iii) result in or require the creation or imposition of any Lien or Rights of Others upon or with respect to any property now owned or leased or hereafter acquired by the Borrower; (iv) violate any provision of any Laws (including without limitation Regulation U of the FRB), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Borrower; or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which the Borrower is a party or by which the Borrower or any of its property, is bound or affected; and the Borrower is not in default under any Laws, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease, or instrument described in clause (v) of this subsection C in any respect that would have a Material Adverse Effect.
          D. Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement.
          E. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement constitute the legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors’ rights generally or by equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
          G. Absence of Default. No Default or Event of Default exists or will result from the consummation of the transactions contemplated by this Amendment.
          SECTION 4. MISCELLANEOUS
          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.
          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.03 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.
          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
          D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.
          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and Majority Banks and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AVERY DENNISON CORPORATION, as the Borrower
By:
Name:
Title:

By:
Name:
Title:

CITICORP USA, INC., as the Administrative Agent and as a Bank
By:
Name:
Title:

, as a Bank
By:
Name:
Title:

EXHIBIT C
COMPLIANCE CERTIFICATE
Citicorp USA, Inc., as Administrative Agent
          Reference is made to that certain First Amended and Restated Revolving Credit Agreement dated as of August 10, 2007 among Avery Dennison Corporation (the “Borrower”), the Banks named therein (the “Banks”), Citicorp USA, Inc., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent, as amended by the First Amendment to First Amended and Restated Revolving Credit Agreement dated as of June 27, 2008 and the Second Amendment to First Amended and Restated Revolving Credit Agreement dated as of January 23, 2000 (as so amended and as amended, extended, restated, modified or supplemented, the “Credit Agreement;” capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement).
          I,                     , hereby certify that I am a Designated Officer of the Borrower holding the office set forth below my signature and that:
     1. Based on the duly certified financial statements delivered concurrently with this Certificate, as of the date thereof:

A. LEVERAGE RATIO (Section 7.07(a))
1. Consolidated Debt:	$

2. Consolidated EBITDA
a. Consolidated Net Income:	$

b. Consolidated Interest:	$

c. Provision for income taxes:	$

d. Depreciation and amortization expense:	$

e. Restructuring Charges:	$

f. Non-cash expenses reducing Consolidated Net Income which do not represent usage of cash in such period or any future period:	$

g.Total (Lines A.2.a + b + c + d + e + f):	$

4. Leverage Ratio (Line A.1 ÷ Line A.2.g.):	to 1

Maximum permitted Leverage Ratio:

C-1

Period	Maximum Leverage Ratio
Second Amendment Effective Date — April 4, 2009	4.00:1.00
April 5, 2009 — October 3, 2009	4.25:1.00
October 4, 2009 — January 2, 2010	4.00:1.00
January 3, 2010 — April 3, 2010	3.75:1.00
April 4, 2010 and thereafter	3.50:1.00

B. RATIO OF CONSOLIDATED EARNINGS BEFORE INTEREST AND TAXES TO CONSOLIDATED INTEREST (Section 7.07(b))
1. Consolidated Earnings Before Interest and Taxes:	$

2. Consolidated Interest:	$

3. Ratio of Consolidated Earnings Before Interest and
Taxes to Consolidated Interest (Line B1 ÷ Line B2):	to 1

Required minimum ratio:.

Minimum Ratio of Consolidated Earnings
Before Interest and Taxes to Consolidated
Period	Interest
Second Amendment Effective Date — April 4, 2009	2.50:1.00
April 5, 2009 — July 4, 2009	2.25:1.00
July 5, 2009 — October 3, 2009	2.10:1.00
October 4, 2009 — January 2, 2010	2.25:1.00
January 3, 2010 — April 3, 2010	2.60:1.00
April 4, 2010 — July 3, 2010	3.00:1.00
July 4, 2010 — October 2, 2010	3.25:1.00
October 3, 2010 and thereafter	3.50:1.00”

C-2

     2. The following constitutes a further explanation of the manner in which the foregoing data relate to the attached financial statements to the extent not readily apparent:

     3. I have reviewed the activities of the Borrower and its Subsidiaries during the fiscal period covered by the attached financial statements to the extent necessary to permit me to deliver this Certificate.
     4. Except with respect to the Defaults and Events of Default specified and explained as to their nature and status below, the Borrower and its Subsidiaries have performed and observed each covenant and condition of the Loan Documents applicable to them during the fiscal period covered by the attached financial statements, and there exists no Default or Event of Default:

     IN WITNESS WHEREOF, I have signed this Compliance Certificate on behalf of Avery Dennison Corporation on this            day of                     , 20   .

By
Name
Title

C-3